Exhibit 10.15

Power of Attorney

This Power of Attorney (hereafter referred to as “this Agreement”) is entered into by and between the following two parties in Beijing, China, on the date of January 3, 2018:

Party A:                        Pintec (Beijing) Technology Co., Ltd.

Party B:                        WEI Wei, Identity Card No.: *********************

In this Agreement Party A and Party B are referred to individually as “one party/a party” and collectively as “parties”.

Whereas:

Party B holds fifty percent (50.00%) of the equity (“Party B’s Equity”) in the Pintec Jinke (Beijing) Technology Information Co., Ltd. (hereafter referred to as “the Domestic-funded Company”).

Now therefore: the parties hereby agree on the following terms and conditions:

In connection with Party B’s Equity, Party B hereby irrevocably authorizes Party A to exercise the following rights during the term of this Agreement:

Party A is hereby authorized as the sole agent and authorized person of Party B, to act on behalf of Party B on all matters relating to Party B’s Equity, including but not limited to:

1)                                     to attend the shareholders’ meeting of the Domestic-funded Company;

2)                                     to exercise all the shareholders’ rights and shareholders’ voting rights that Party B is entitled to in accordance with the laws of China and the Articles of Association of the Domestic-funded Company, including but not limited to selling, transferring, pledging or disposing of part or all of Party B’s Equity; and

3)                                     to designate and appoint the Legal Representative (Board Chairperson), directors, supervisors, Chief Executive Officer and other senior management personnel of the Domestic-funded Company on behalf of Party B.

Without limiting the generality of the power conferred by this Agreement, Party A shall have the power and authority under this Agreement, to sign the Transfer Contract provided for in the Agreement on the Exclusive Right to Purchase (Party B shall require to be included as one party thereto), and perform the terms and conditions of the Equity Pledge Contract and Contract on Exclusive Right to Purchase signed on the same date as this Agreement by Party B as a party thereto.

All acts of Party A related to Party B’s Equity shall be deemed as acts of Party B, and all documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the abovementioned acts and/or documents of Party A.

1

Party A shall have the right to decide, at its sole discretion, to re-authorize or transfer to any other person or entity its rights related to the above matters, without prior notice to Party B or prior consent from Party B.

As long as Party B is a shareholder of the Domestic-funded Company, this Agreement and the authorization under this Agreement shall be an incidental right, which shall be irrevocable and shall continue to be valid as of the date when this Agreement is concluded.

To the extent of the term of this Agreement, Party B hereby waives all rights related to Party B’s Equity which has been authorized by this Agreement to Party A, and Party B shall not exercise such rights on its own.

If, at any time during the term of this Agreement, the grant or exercise of the rights entrusted under this Agreement cannot be realized for any reason, the parties hereto shall immediately seek alternative solutions that shall be as similar as possible to the term or condition that fails to be realized and, where necessary, they shall sign a supplemental agreement to amend or adjust the terms and conditions of this Agreement, so as to ensure that the purposes of this Agreement will continue to be fulfilled.

The conclusion, entry into force, performance, modification, interpretation and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

Any dispute arising from or relating to the interpretation or performance of this Agreement shall first be settled through friendly negotiation between the parties hereto. If the parties fail to agree on a settlement of such dispute within thirty (30) days after the submission by either party to the other party of the request for settlement of such dispute, either party hereto may refer the dispute to the China International Economic and Trade Arbitration Commission to be settled through arbitration in accordance with the rules of arbitration in force at that time. The seat of arbitration shall be Beijing and the language to be used in the arbitral proceedings shall be Chinese. The arbitration award shall be final, and shall be binding on both Parties.

This Agreement is executed in Chinese in two (2) original copies of equal legal effect and force. Each party hereto shall hold one (1) original.

The remainder of this page intentionally left blank

2

This page is the signature page of the Power of Attorney and there is no text on this page.

Party A:

Pintec (Beijing) Technology Co., Ltd. (Seal)

/s/Pintec (Beijing) Technology Co., Ltd.

Legal Representative:	/s/WEI Wei

Party B:

WEI Wei

Signed by:	/s/WEI Wei

Power of Attorney

This Power of Attorney (hereafter referred to as “this Agreement”) is entered into by and between the following two parties in Beijing, China, on the date of January 3, 2018:

Party A:                        Pintec (Beijing) Technology Co., Ltd.

Party B:                        CHEN Bingqing, Identity Card No.: *********************

In this Agreement Party A and Party B are referred to individually as “one party/a party” and collectively as “parties”.

Whereas:

Party B holds fifty percent (50.00%) of the equity (“Party B’s Equity”) in the Pintec Jinke (Beijing) Technology Information Co., Ltd.. (hereafter referred to as “the Domestic-funded Company”).

Now therefore: the parties hereby agree on the following terms and conditions:

In connection with Party B’s Equity, Party B hereby irrevocably authorizes Party A to exercise the following rights during the term of this Agreement:

Party A is hereby authorized as the sole agent and authorized person of Party B, to act on behalf of Party B on all matters relating to Party B’s Equity, including but not limited to:

1)                                     to attend the shareholders’ meeting of the Domestic-funded Company;

2)                                     to exercise all the shareholders’ rights and shareholders’ voting rights that Party B is entitled to in accordance with the laws of China and the Articles of Association of the Domestic-funded Company, including but not limited to selling, transferring, pledging or disposing of part or all of Party B’s Equity; and

3)                                     to designate and appoint the Legal Representative (Board Chairperson), directors, supervisors, Chief Executive Officer and other senior management personnel of the Domestic-funded Company on behalf of Party B.

Without limiting the generality of the power conferred by this Agreement, Party A shall have the power and authority under this Agreement, to sign the Transfer Contract provided for in the Agreement on the Exclusive Right to Purchase (Party B shall require to be included as one party thereto), and perform the terms and conditions of the Equity Pledge Contract and Contract on Exclusive Right to Purchase signed on the same date as this Agreement by Party B as a party thereto.

1

All acts of Party A related to Party B’s Equity shall be deemed as acts of Party B, and all documents signed by Party A shall be deemed as signed by Party B. Party B hereby acknowledges and approves the abovementioned acts and/or documents of Party A.

Party A shall have the right to decide, at its sole discretion, to re-authorize or transfer to any other person or entity its rights related to the above matters, without prior notice to Party B or prior consent from Party B.

As long as Party B is a shareholder of the Domestic-funded Company, this Agreement and the authorization under this Agreement shall be an incidental right, which shall be irrevocable and shall continue to be valid as of the date when this Agreement is concluded.

To the extent of the term of this Agreement, Party B hereby waives all rights related to Party B’s Equity which has been authorized by this Agreement to Party A, and Party B shall not exercise such rights on its own.

If, at any time during the term of this Agreement, the grant or exercise of the rights entrusted under this Agreement cannot be realized for any reason, the parties hereto shall immediately seek alternative solutions that shall be as similar as possible to the term or condition that fails to be realized and, where necessary, they shall sign a supplemental agreement to amend or adjust the terms and conditions of this Agreement, so as to ensure that the purposes of this Agreement will continue to be fulfilled.

The conclusion, entry into force, performance, modification, interpretation and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

Any dispute arising from or relating to the interpretation or performance of this Agreement shall first be settled through friendly negotiation between the parties hereto. If the parties fail to agree on a settlement of such dispute within thirty (30) days after the submission by either party to the other party of the request for settlement of such dispute, either party hereto may refer the dispute to the China International Economic and Trade Arbitration Commission to be settled through arbitration in accordance with the rules of arbitration in force at that time. The seat of arbitration shall be Beijing and the language to be used in the arbitral proceedings shall be Chinese. The arbitration award shall be final, and shall be binding on both Parties.

This Agreement is executed in Chinese in two (2) original copies of equal legal effect and force. Each party hereto shall hold one (1) original.

The remainder of this page intentionally left blank

2

This page is the signature page of the Power of Attorney and there is no text on this page.

Party A:

Pintec (Beijing) Technology Co., Ltd. (Seal)

/s/Pintec (Beijing) Technology Co., Ltd. (Seal)

Legal Representative:	/s/WEI Wei

Party B:

CHEN Bingqing

Signed by:	/s/CHEN Bingqing